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                                                                    Exhibit 10.2

                       EMBEDDED SUPPORT TOOLS CORPORATION
                   FORM OF INCENTIVE STOCK OPTION AGREEMENT

          This Incentive Stock Option Agreement (the "Agreement"), effective as of _________ __, ____ (the "Date of Grant"), is made by and between Embedded Support Tools Corporation, a Massachusetts corporation (the "Company"), and __________________ (the "Recipient").

                                   Background
                                   ----------

          The Company has established the Embedded Support Tools Corporation 1999 Stock Option Plan (the "Plan"). The Company wishes to grant to the Recipient an Incentive Stock Option pursuant to the terms of the Plan.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1. Grant of Option. In consideration of service to the Company and for other good and valuable consideration, the Company grants to the Recipient an Incentive Stock Option to purchase _____ shares of the Company's common stock in accordance with the terms and conditions of the Plan and this Agreement (the "Option"). The Option is intended by the parties to be, and shall be treated as, an "incentive stock option" as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended. The Option is granted in accordance with the terms and conditions of the Plan, the terms of which are incorporated herein by reference, and the Agreement shall in all respects be interpreted in accordance with the Plan. Any term used in the Agreement that is not otherwise defined in the Agreement shall have the meaning assigned to it by the Plan.

2. Option Price. The purchase price of the shares of stock covered by the Option shall be $____ per share, which is the Fair Market Value on the Date of Grant.

3. Adjustments in Option. If a stock dividend, stock split, share combination, exchange of shares, recapitalization, consolidation, spin-off, reorganization, or liquidation of or by the Company shall occur, the Administrator shall adjust the number and class of Shares then subject the Option, and the price per Share payable upon exercise of the Option to the extent the Administrator deems appropriate to reflect the applicable transaction. If a Change In Control occurs, then the Administrator may elect to (i) reach an agreement with the acquiring or surviving entity that the acquiring or surviving entity will assume the obligation of the Company under the Option, (ii) reach an agreement with the acquiring or surviving entity that the

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     acquiring or surviving entity will convert the Option into an option of at least equal value, determined as of the date of the transaction, as to stock of the acquiring or surviving entity, (iii) terminate the Option effective upon the date of the applicable transaction and make, within 60 days after the date of the applicable transaction, a cash payment to the Recipient equal to the difference between the exercise price of the Option and the Fair Market Value, as of the date of the applicable transaction, of the Shares subject to the Option, or (iv) accelerate the expiration of the Option to a date not earlier than the fifteenth day after the date of the applicable transaction. Notwithstanding the foregoing, however, the Administrator may, in its sole and absolute discretion, delay for up to twelve (12) months following a Change in Control, the payment of the proceeds otherwise payable to the Recipient by virtue of the acceleration of the vesting of the Recipient's Option to ensure that the Recipient fulfills his obligation to continue in the employ of the acquiring or surviving corporation pursuant to Section 8 below. The Administrator shall not be entitled to withhold any payments payable to Recipient in connection with the portion of Recipient's Option that had vested prior to the Change in Control.

4. Person Eligible to Exercise Option. During the lifetime of the Recipient, only the Recipient may exercise the Option or any portion thereof. After the death of the Recipient, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under the terms of the Plan, be exercised by the Recipient's personal representative or by any other person empowered to do so under the Recipient's will, trust or under then applicable laws of descent and distribution.

5. Manner of Exercise. The Option, or any portion thereof, may be exercised only in accordance with the terms of the Plan and solely by delivery to the Secretary of the Company of all of the following items prior to the time when the Option or such portion becomes unexercisable under the terms of the Plan:

     (a) Notice in writing signed by the Recipient or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules (if any) established by the Administrator;

     (b) Full payment for the shares with respect to which the Option or portion thereof is exercised;

     (c) Full payment (in cash or by certified check) upon demand of an amount sufficient to satisfy any federal (including FICA and FUTA amounts), state, and/or local withholding tax requirements at the time the Recipient or his beneficiary recognizes income for federal, state, and/or

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          local tax purposes as the result of the receipt of Shares
          pursuant to the exercise of the Option or portion thereof;

     (d) A bona fide written representation and agreement, in a form satisfactory to the Administrator, signed by the Recipient or other person then entitled to exercise the Option or portion thereof, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the "Act"), and then applicable rules and regulations thereunder, and that the Recipient or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representations and agreement and to effect compliance with all federal and state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Act and may issue stop-transfer orders covering such shares. The written representations and agreement referred to in the first sentence of this subsection (d), however, shall not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares; and

     (e) In the event the Option or any portion thereof shall be exercised pursuant to Section 4 of the Agreement by any person or persons other than the Recipient, appropriate proof, satisfactory to the Administrator, of the right of such person or persons to exercise the Option.

6. Conditions to Issuance of Stock Certificates. The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. Such shares shall be fully paid and nonassessable.

7. Rights of Shareholders. The Recipient shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until

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     certificates representing such shares shall have been issued by the Company to the Recipient.

8. Vesting and Exercisability. The Recipient's interest in the Option shall vest according to the schedule described in this Section 8 and shall be exercisable as to not more than the vested portion of the shares subject to the Option at any point in time. To the extent the Option is either unexercisable or unexercised, the unexercised portion shall accumulate until the Option both becomes exercisable and is exercised, subject to the provisions of Section 9 of the Agreement. The Option shall become vested according to the following schedule:

          Date                      Cumulative Vested Portion
          ----                      -------------------------
          ______________                 _____
          ______________                 _____
          ______________                 _____
          ______________                 _____
          ______________                 _____

     In the event of a Change in Control, the Option shall become 100% vested upon the earlier of (a) 12 months following a Change in Control in the event of the Recipient's continued employment on substantially the same terms and conditions with substantially the same salary and benefits without any requirement on the part of the Recipient to relocate and (b) termination of the Recipient's employment by the acquiring or surviving corporation other than for the reasons specified in Section 9(d) below. In the event Recipient terminates his or her employment with the acquiring or surviving corporation or is terminated for any of the reasons specified in
     Section 9(d) below during the 12-month period following the Change in Control, the Recipient shall forfeit his or her rights to any payment for the portion of this Option that was accelerated as a result of the Change in Control.

     Furthermore, the Administrator, in its sole and absolute discretion, may accelerate the vesting of the Option at any time.

9. Duration of Option. The Option shall expire on the earliest of September 13, 2009, or the dates described in (a) through (d) of this Section 9.

     (a) In the case of the Recipient's death, the Option shall expire on the one-year anniversary of the Recipient's death.

     (b) If the Recipient's employment or affiliation with the Company terminates as a result of his Disability, the Option will expire on the one-year anniversary of the recipient's last day of employment or affiliation.

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     (c)  If the Recipient ceases employment or affiliation with the Company for any reason other than death or Disability, the Option shall expire 30 days following the last day of the Recipient's employment or affiliation.

     (d) Notwithstanding any provisions set forth above in this Section 9, if the Recipient shall (i) commit any act of malfeasance or wrongdoing affecting the Company or its affiliates, (ii) breach any covenant not to compete or employment agreement with the Company or any affiliate, or (iii) engage in conduct that would warrant the Recipient's discharge for cause, any unexercised part of the Option shall expire immediately upon the earlier of the occurrence of such event or the last day the Recipient is employed by the Company.

10. Administration. The Administrator shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application of the Agreement as are consistent herewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Recipient, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to this Agreement or any similar agreement to which the Company is a party.

11. Options Not Transferable. Neither the Option nor any interest or right therein or part thereof shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition is voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 11 shall not prevent transfers by will or by the applicable laws of descent and distribution.

12. Matters Relating to S-Election. The Recipient acknowledges and agrees that as of the Date of Grant, the Company has made a valid election to be treated as a Subchapter S corporation under the Code. Therefore, the Recipient hereby agrees to the following additional terms and conditions.

     (a) The Recipient hereby represents and warrants to the Company that he or she is as of the Date of Grant, a qualified S-shareholder under the code, and that the exercise of this Option by the Recipient will not adversely affect the Company's S-election.

     (b) The Recipient agrees to indemnify and hold the Company and each of its stockholders harmless from and against any and all claims,

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          liabilities, damages, fines, losses and other costs arising out of or incurred in connection with the Recipient's exercise of this Option should such exercise adversely affect the Company's S-election. The Recipient further covenants and agrees not to take any action after he or she has exercised this Option that could adversely affect the Company's S-election, including without limitation, transferring or attempting to transfer any Option Shares to a third party who may not be a qualified S-shareholder.

13. Company's Right of First Refusal Regarding Option Shares. If the Recipient desires to Dispose Of any Option Shares acquired upon exercise of the Option, the Recipient shall first offer such Option Shares to the Company. The Recipient shall provide notice to the Company indicating the Recipient's desire to Dispose Of Option Shares. The notice shall also specify the number of Option Shares that the Recipient intends to Dispose Of. The Company shall have the irrevocable and exclusive first option, but not the obligation, to purchase all or a portion of the Option Shares, provided the Company provides notice of its election to purchase the Option Shares within 60 days after the Company receives the Recipient's notice. The purchase price to be paid by the Company for the Option Shares being offered by the Recipient shall be the Fair Market Value of the Option Shares on the date of the Recipient's notice, and payment shall be made in full in cash at closing. If an Initial Public Offering occurs, the provisions of this Section 13 shall cease to be effective.

14. Company Right to Repurchase Option Shares. The Company shall have the right to repurchase any Option Shares purchased by a Recipient following such Recipient's termination of service or affiliation with the Company for any reason. The price for repurchasing the Option Shares shall be the Fair Market Value of the Option Shares on the date the Company exercises its repurchase right. If the Company fails to exercise such repurchase right within 60 days following the date of such Recipient's termination of service or affiliation, the Company shall be deemed to have waived such right. If an Initial Public Offering occurs, the provisions of this Section 14 shall cease to be effective.

15. Shares to be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

16. Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its President and any notice to be given to the Recipient shall be addressed to him at the address given beneath his signature below. By a notice given pursuant to this Section 16, either party may hereafter designate a different address for

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     notices to be given to him. Any notice which is required to be given to the Recipient shall, if the Recipient is then deceased, be given to the Recipient's personal representative if such representative has previously informed the Company of his status and address by written notice under this
     Section 16. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope addressed as aforesaid, deposited (with postage prepaid) in a United States postal receptacle.

17. Notification of Disposition. The Recipient shall give prompt notice to the Company of any disposition or other transfer of any Shares acquired under this Agreement if such disposition or transfer is made within two years from the date of the grant of the Option or one year from the date of the exercise of the Option. Such notice shall specify the date of the disposition or other transfer and the amount realized by the Recipient in such disposition or other transfer.

18. No Contract of Employment. Nothing contained in this Agreement is to be construed to change any existing contract of employment for any term of years, or to confer upon the Recipient any additional rights to continue to be employed by the Company in Recipient's present capacity or in any other capacity.

19. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     The Company and the Recipient have executed this Agreement as of the date first written above.

                              EMBEDDED SUPPORT TOOLS CORPORATION, a
                              Massachusetts corporation

                              By:________________________________

                              ___________________________________

                              ___________________________________
                              Signature of Recipient

                              ____________________
                              ____________________
                              ____________________
                              ____________________

                              ____________________________________
                              Date

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